UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 2, 2005

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

                 DELAWARE                              1-09335                          36-2545354
       (State or other jurisdiction           (Commission file number)               (I.R.S. employer
            of incorporation)                                                      identification no.)

             1695 RIVER ROAD
             DES PLAINES, IL                                                              60018
 (Address of principal executive offices)                                               (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

         On August 2, 2005, Schawk, Inc. (the "Company") announced its earnings results for the quarter ended June 30, 2005. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 9.01(C).  EXHIBITS.
               --------

         Exhibit 99.1      Press Release dated August 2, 2005.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCHAWK, INC.


Date:  August 2, 2005                  By: /s/James J. Patterson
                                           --------------------------------
                                           James J. Patterson
                                           Senior Vice President and Chief
                                             Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------

     99.1       Press Release dated August 2, 2005.